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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to 1,500,000 shares of Avery Communications, Inc. common stock, of our report dated July 16, 1999, with respect to the financial statements of Avery Communications, Inc. and Subsidiaries for the years ended December 31, 1998 and 1997.

                                                 /s/ KING GRIFFIN & ADAMSON P.C.
                                                --------------------------------
                                                KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
March 29, 2000